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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549-1004



                                    FORM 8-K


                                 CURRENT REPORT
          PURSUANT TO SECTION 13 OF THE SECURITIES EXCHANGE ACT OF 1934





         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 27, 2004



                          EXTENDED SYSTEMS INCORPORATED
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



            DELAWARE                   000-23597               82-0399670
-------------------------------       -----------           ----------------
(STATE OR OTHER JURISDICTION OF       (COMMISSION           (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)       FILE NUMBER)        IDENTIFICATION NUMBER)





                            5777 NORTH MEEKER AVENUE
                               BOISE, IDAHO 83713
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                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)



                                 (208) 322-7575
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  Exhibits.

                Exhibit 99.1 Extended Systems Incorporated Press Release issued July 27, 2004.


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

          On July 27, 2004, Extended Systems Incorporated, a Delaware corporation, issued a press release describing its financial results for its fourth fiscal quarter and year ended June 30, 2004. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

























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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 27, 2004                            EXTENDED SYSTEMS INCORPORATED


                                               By: /s/ Valerie A. Heusinkveld
                                                   --------------------------
                                                   Valerie A. Heusinkveld
                                                   Vice President of Finance
                                                   and Chief Financial Officer




















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                                  EXHIBIT INDEX
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Exhibit
Number
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99.1       Extended Systems Incorporated Press Release issued July 27, 2004.





























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